UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 14, 2024, Evofem Biosciences, Inc., a Delaware corporation (the “Company”), entered into an asset purchase agreement (the “Asset Agreement”), with Lupin Inc. (“Lupin”). Pursuant to the Asset Agreement, Lupin sold to the Company all of its rights and title to Solosec (secnidazole), approved by the Food and Drug Administration (“FDA”) and currently marketed for sale to consumers as SOLOSEC® (the “Product”). The Company also assumed all of Lupin’s rights, title and obligations under that certain Omnibus Acquisition Agreement, dated May 1, 2017 by and among Lupin, Saker Merger Sub LLC, a Delaware limited liability company, Symbiomix Therapeutics, LLC, a Delaware limited liability company, and Shareholder Representative Services LLC, a Colorado limited liability company (the “OAA”). The transactions contemplated by the Asset Agreement closed as of July 14, 2024. Capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to such terms in the Asset Agreement, a copy of which is filed herewith as Exhibit 10.1. As consideration for entering into the Asset Agreement, the Company will pay to Lupin (i) a one-time upfront payment, plus (ii) sales-based payments, plus (iii) assumption of the OAA Liabilities, minus (iv) Seller OAA Contributions.

The Asset Agreement contains customary representations, warranties and indemnities of the Company and Lupin relating to the Product, the Excluded Assets, Excluded Liabilities of Lupin and the Assumed Liabilities.

The foregoing description of the Asset Agreement in this Item 1.01 and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the Asset Agreement. A copy of which is hereby filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On July 15, 2024, Lupin released a press release announcing its divestiture of the Product through the Asset Agreement. A copy of the press release is filed as Exhibit 99.1 in this Current Report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Asset Purchase Agreement, by and between the Company and Lupin Inc.
99.1	Lupin press release, dated July 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: July 18, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer